Exhibit 99.1

Ribbon Communications Inc. Expects Full Year 2018 Financial Results to Meet Prior Guidance;

Fourth Quarter and Full Year 2018 Financial Results to be Reported on February 20, 2019

Announces Unified Sales and Service Leadership

January 14, 2019

WESTFORD, Mass. — Ribbon Communications Inc. (Nasdaq: RBBN), a global leader in secure and intelligent cloud communications, today announced that it expects non-GAAP revenue and adjusted EBITDA for the full year ended December 31, 2018 to meet the guidance provided on October 30, 2018.  Ribbon anticipates full year 2018 non-GAAP revenue to be at or above $610 million and adjusted EBITDA to be in excess of $80 million. Its expectations regarding 2018 financial results are based on current estimates and remain subject to change based on the completion of the financial closing process.

“I am pleased to announce that we expect to report another strong quarter as it relates to both non-GAAP revenue and adjusted EBITDA,” said Fritz Hobbs, President and Chief Executive Officer of Ribbon Communications.  “2018 was an important transition time for Ribbon, as we strengthened our solutions offerings, successfully completed our merger integration between Sonus and GENBAND and substantially improved our profitability.  As we move into 2019, we are unifying and streamlining Ribbon’s customer-facing sales and services teams under the leadership of Steven Bruny.  Steven has been serving as the leader of Ribbon’s global services organization, has held executive leadership roles for both sales and operations at GENBAND and brings over 30 years of sales and services industry experience to his expanded role. I am confident this unified organization will deliver expanded value to our customers.”

Mr. Bruny commented, “I am proud of our outstanding sales and services teams here at Ribbon, and look forward to continuing our support of our customers and partners, who are embracing our real-time communications solutions worldwide.”

Tony Scarfo has been selected to manage all research and development, product management and customer support teams within Ribbon.  Mr. Scarfo now has end-to-end responsibility for the continued competitiveness and quality of Ribbon’s market-leading solutions.

After successfully completing 2018, Mike Swade has agreed to remain with the Company through the end of March 2019 to support a smooth transition. Additionally, David Walsh, former Chairman and Chief Executive Officer of GENBAND and founder of Ribbon’s Kandy CPaaS platform, is expected to move to a consulting role and will serve as a strategic advisor to the Company.  Mr. Hobbs commented, “I would like to thank Mike for his leadership in unifying the Ribbon sales team, and thank David for his leadership in driving the merger of Sonus and GENBAND and for his creation of Kandy, which serves the rapidly expanding CPaaS market. I wish them both well in their future endeavors.”

Conference Call Details and Replay Information

Ribbon Communications will report its final financial results for the fourth quarter and full year of 2018 after the close of the market on Wednesday, February 20, 2019.  Following the release, Ribbon Communications will host a conference call with the financial community at 4:30 p.m. ET to discuss the results.

The company will offer a live, listen-only webcast of the conference call via the investor section of its website at http://investors.ribboncommunications.com/press-and-events/events-and-presentations   where a replay will also be available shortly following the conference call.

Conference call details:

Date:  February 20, 2019
Time:  4:30 p.m. (ET)
Dial-in number:  888-221-6224 - International callers:  +1-303-223-4367

Replay information:

A telephone playback of the call will be available following the conference call until March 6, 2019 and can be accessed by calling 800-633-8284 or +1-402-977-9140 for international callers. The reservation number for the replay is 21914807.

About Ribbon Communications

Ribbon Communications Inc. (Nasdaq: RBBN) is a company with two decades of market leadership experience in providing secure real-time communications solutions to the top service providers and enterprises around the globe. Built on world-class technology and intellectual property, Ribbon delivers highly reliable, unified and embedded real-time communications capabilities to customers in more than 25 countries and on 6 continents. The company transforms fixed, mobile and enterprise networks from legacy environments to all IP and fully virtualized, secure, cloud-based architectures, enabling highly productive communications for consumers and businesses. Ribbon’s market-leading communications security solutions are based on a big data behavioral analytics platform and offer customers enhanced network intelligence and security. The company’s Kandy Communications Platform as a Service (CPaaS) enables rapid service creation and digital transformation by delivering customers a comprehensive set of advanced embedded and unified communications capabilities. To learn more, visit ribboncommunications.com.

Important Information Regarding Forward-Looking Statements

The information in this release contains “forward-looking” statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, which are subject to a number of risks and uncertainties.  All statements other than statements of historical facts contained in this release, including without limitation statements regarding our anticipated non-GAAP revenue and adjusted EBITDA for 2018; management transitions and future consulting relationships;  the future results of operations, financial position and opportunities for the Company; business strategy; strategic position; and plans and objectives of management for future operations are forward-looking statements.  Without limiting the foregoing, the words “believes”, “estimates”, “expects”, “expectations”, “intends”, “may”, and other similar language, whether in the negative or affirmative, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions.  Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict.  Our actual results may differ materially from those contemplated in these forward-looking statements due to various risks, uncertainties and other important factors, including without limitation our completion of financial closing procedures, including the execution of our internal control over financial reporting, and the subsequent occurrence or identification of events prior to the formal issuance of the annual financial statements; our ability to realize benefits from acquisitions that we have completed; the effects of disruption from the acquisitions we have completed, making it more difficult to maintain relationships with employees, customers or business partners; the timing of customer purchasing decisions and our recognition of revenues; economic conditions; our ability to recruit and retain key personnel; difficulties supporting our strategic focus on channel sales; difficulties retaining and expanding our customer base; difficulties leveraging market opportunities; the impact of restructuring and cost-containment activities; litigation; actions taken by significant stockholders; difficulties providing solutions that meet the needs of customers; market acceptance of our products and services; rapid technological and market change; our ability to protect our intellectual property rights; our ability to maintain partner, reseller, distribution and vendor support and supply relationships; higher risks in international operations and markets; the impact of increased competition; currency fluctuations; changes in the market price of our common stock; and/or failure or circumvention of our controls and procedures.  For further information regarding risks and uncertainties associated with Ribbon Communications’ business, please refer to the

“Risk Factors” section of Ribbon Communications’ most recent annual report filed with the SEC.  Any forward-looking statements represent Ribbon Communications’ views only as of the date on which such statement is made and should not be relied upon as representing Ribbon Communications’ views as of any subsequent date.  While Ribbon Communications may elect to update forward-looking statements at some point, Ribbon Communications specifically disclaims any obligation to do so.

Investor Relations

Sara Leggat

+1 (978) 614-8841

sleggat@rbbn.com

US Press

Dennis Watson

+1 (214) 695-2224

dwatson@rbbn.com

International Press

Catherine Berthier

+1 (646) 741-1974

cberthier@rbbn.com